IMPAX™ LABORATORIES, INC.

33rd Annual J.P. Morgan Healthcare Conference

January 13, 2015



Impax Cautionary Statement Regarding Forward Looking Statements

To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in revenues and operating income; the Company's ability to promptly correct the issues raised in the warning letter and Form 483 observations received from the FDA; the Company's ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the impact of consolidation of the Company's customer base; the impact of competition; the substantial portion of our total revenues derived from sales of a limited number of products; the Company's ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company's manufacturing facilities; the effect of foreign economic, political, legal, and other risks on the Company's operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on the Company's agreements with brand pharmaceutical companies; product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company's products; the Company's determinations to discontinue the manufacture and distribution of certain products; the Company's ability to achieve returns on its investments in research and development activities; the Company's inexperience in conducting clinical trials and submitting new drug applications; the Company's ability to successfully conduct clinical trials; the Company's reliance on third parties to conduct clinical trials and testing; the Company's lack of a license partner for commercialization of IPX066 outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company's supply chain; the Company's policies regarding returns, allowances and chargebacks; the use of controlled substances in the Company's products; the effect of current economic conditions on our industry, business, results of operations and financial condition; disruptions or failures in the Company's information technology systems and network infrastructure; the Company's reliance on alliance and collaboration agreements; the Company's reliance on licenses to proprietary technologies; the Company's dependence on certain employees; the Company's ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the Company's ability to protect its intellectual property; exposure to product liability claims; risks relating to goodwill and intangibles; changes in tax regulations; the Company's ability to manage growth, including through potential acquisitions; the Company's ability to meet expectations regarding the timing and completion of the proposed transaction with Tower Holdings, Inc. and Lineage Therapeutics Inc.; the Company's ability to consummate such proposed transaction; the conditions to the completion of such proposed transaction (including the receipt of the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule), the integration of the acquired business by the Company being more difficult, time-consuming or costly than expected, operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the proposed transaction, the retention of certain key employees of the acquired business being difficult, the Company's and the acquired business's expected or targeted future financial and operating performance and results, the combined company's capacity to bring new products to market, and the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in connection with such proposed transaction within the expected time-frames or at all and to successfully integrate the acquired business, the restrictions imposed by the Company's credit facility; uncertainties involved in the preparation of the Company's financial statements; the Company's ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company's business; the location of the Company's manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

IMPAX™ LABORATORIES, INC.

Integrated Specialty Pharmaceutical Company



Generic Pharmaceuticals

Targeting complex, high-value, solid oral and alternative dosage form ANDAs



Branded Pharmaceuticals

Focused on developing products for unmet needs in the treatment of Central Nervous System disorders and other select specialty segments

Business Update - Four Core Areas of Focus

Focus on Quality	• Resolving FDA issues • Fully implementing industry-best Quality Improvement Program
Maximize Dual Platform	• Generic and Brand commercial success in 2014 • Revenue up 13% and EPS up 39% YTD September 2014
Optimize R&D	• Optimized resources by leveraging shared services • Refocused internal Brand and Generic pipeline
Business Development Acceleration	• Proposed acquisition of CorePharma* • Increased efficiency of the Balance Sheet

IMPAX™ LABORATORIES, INC.

*CorePharma, LLC, Amedra Pharmaceuticals LLC, Lineage Therapeutics Inc. and Trail Services, Inc. (collectively CorePharma)

Multiple Opportunities to Drive Growth


RYTARY™
Additional Business Development and M&A
Supported by Strong Cash Flow and Balance Sheet
Generic Pipeline
Proposed Acquisition of CorePharma*

IMPAX™ LABORATORIES, INC.

*CorePharma, LLC, Amedra Pharmaceuticals LLC, Lineage Therapeutics Inc. and Trail Services, Inc. (collectively CorePharma)

RYTARY for Treatment of Parkinson's Disease

- Approved by FDA January 7th 2015
- Three years Hatch-Waxman exclusivity
- Four issued U.S. formulation patents
  - One expires May 2022
  - Three expire December 2028


NEW
Rytary™
(Carbidopa and Levodopa)
Extended-Release Capsules
23.75 mg / 95 mg • 36.25 mg / 145 mg
48.75 mg / 195 mg • 61.25 mg / 245 mg
Every Moment Counts

IMPAX™ LABORATORIES, INC.

RYTARY Attributes

Efficacy	Clinical benefits include: • Reduction in "OFF" time by 1.2 hours • Increase in "ON" time without troublesome dyskinesia by 1.0 hour • Significant improvement in motor function and Activities of Daily Living (ADL)
Dosing	• Oral capsule with 3x daily starting dose • Ability to sprinkle contents of capsule on soft foods
PK Characteristics	• RYTARY provides both an initial and extended levodopa plasma concentrations after a single dose.



Rytary
23.75 mg / 95 mg
Rytary
36.25 mg / 145 mg
Rytary
48.75 mg / 195 mg
Rytary
61.25 mg / 245 mg

Two Clinical Phase III Studies Support Approval

APEX-PD (N=381)

In levodopa naïve patients RYTARY demonstrates significant improvements in:

- Combined scores of activities of daily living and motor function as measured by the Unified Parkinson's Disease Rating Scale (UPDRS) Parts II and III

ADVANCED-PD (N=393)

When studied against immediate-release carbidopa and levodopa comparator, RYTARY:

- Reduced mean "OFF" time by 1.2 hours
- Increased mean "ON" time with no or non-troublesome dyskinesia by 1.0 hour from baseline to end of study compared with IR CD-LD

IMPAX™ LABORATORIES, INC.

The Parkinson's Disease Market

Market Dynamics

- Significant global market with strong future growth
- Carbidopa-Levodopa (CD-LD) is the primary therapy for Parkinson's disease
- Significant unmet need for improved CD-LD product that produces relatively constant LD concentrations
- 87% of Parkinson's disease patients are taking CD-LD products

Sources: IMS; Decision Resources

Sales by Region



Parkinson's Disease Sales and TRx
MAT Nov. 2014
Sales
$700MM
$296
$149
$67
$180
TRx
8.7MM
0.6
2.8
0.2
5.1
Sales
TRx
CD/LD*
COMT-I
Dopamine Agonists
MAO-I

$ millions; TRx millions; Source: IMS National Prescription Audit (NPA

Planning a Two Phase U.S. Product Launch

Phase 1

- Soft launch mid February 2015
- Product in distribution channel
- Limited samples to former clinical investigators and trained speakers
- Start Medicare Part D reimbursement process
- Initiate commercial coverage and reimbursement with managed care

Phase 2

- Full launch beginning early April 2015
- Field force promotion begins with 77 sales reps
- Focus on Top Tier Neurologists – approximately 8,100

IMPAX™ LABORATORIES, INC.

A Track Record of Branded Commercial Success

Successfully Commercializing Zomig® Nasal Spray

+70% Revenue Growth

Nine Months Ended Sept. 2014 vs. Sept. 2013


Zomig Nasal Spray
ZOLMITRIPTAN
Zomig-ZMT
5 mg

Product	Nasal Triptan National Segment Prescription Share		Share Growth Since Impax Promotion
	Aug. 2012	Nov. 2014	
Zomig®	23%	30%	28%
Imitrex®	5%	5%	5%
Generic Sumatriptan	72%	65%	(9%)

Source: IMS NPA

IMPAX™ LABORATORIES, INC.

RYTARY U.S. Market Assumptions and Growth

Critical U.S. Market Assumptions

2015

- Full launch in 2Q
- Increase Sales Force to 77 reps from 64
- Marketing costs of approximately $13 million
- 8,100 target physicians
- Primary focus is existing carbidopa-levodopa patients
- Tier 2 or tier 3 formulary positioning with managed care
- Wholesale price between $15 to $17 per day

RYTARY Projected U.S. Revenue Growth*


$275MM to $350MM
2015E
2016E
2017E
2018E
2019E

IMPAX LABORATORIES, INC.

*Projected based on current forecasts as of December 31, 2014.

RYTARY Global Development Status

- Submitted Marketing Authorization Agreement on Nov. 7th 2014
  - Deemed eligible as a "therapeutic innovation"
  - Approval entitles the product to 10-year regulatory exclusivity in Europe
  - Accepted Nov. 26th 2014
- Active dialogue with potential ex-U.S. partners

Business Development Acceleration

Proposed Acquisition Adds Growth and Provides Strategic and Financial Benefits

IMPAX LABORATORIES, INC. + COREPHARMA =

A single integrated specialty pharmaceutical company that builds on our collective strengths

CorePharma, LLC, Amedra Pharmaceuticals LLC, Lineage Therapeutics Inc. and Trail Services, Inc. (collectively CorePharma)

Expands Generic Commercialized Portfolio

Impax

37 Currently Marketed Products


10
Alternative
Dosage Form
9
Controlled-
Release SOD
18
Other SOD

CorePharma/Lineage Therapeutics

11 Currently Marketed Products


1
Controlled-
Release SOD
1
Alternative
Dosage Form
9
Other SOD





IMPAX LABORATORIES, INC.

Source: Data as of December 31, 2014
SOD = Solid Oral Dosage Form

Expands Generic Pipeline Opportunities

ANDAs Pending at FDA

Current U.S. Brand/Generic market $13B sales

2 Products Confirmed FTF or FTM
10 Products Potential FTF or FTM


22
4
10
8
10
2
8
Impax
CorePharma

Various Stages of Development

Current U.S. Brand/Generic market $16B sales

12 Products Potential FTF or FTM


38
13
25
22
12
6
4
Impax
CorePharma

Other SOD   Controlled-Release SOD   Alternative Dosage Form

IMPAX™ LABORATORIES, INC.

Source of sales data: IMS October 2014; Pipeline data as of December 31, 2014
FTF = First-to-File; FTM = First-to-Market; SOD = Solid Oral Dosage Form

Expands Potential Generic Launches in 2015

Assuming acquisition closes in First Quarter 2015

Current U.S. Brand/Generic market $2.2B sales


7
6
4
4
4
1
3*
3
2
Impax
CorePharma
External Partners**
Pending Approval
Approved/Re-introduction

Source of sales data: IMS October 2014

*Requires approval from Hayward facility currently under a Warning Letter.

** Impax and CorePharma external partnered products

IMPAX LABORATORIES, INC.

Grows and Diversifies Revenue Base

Impax

2014 Estimated Revenues


Brand
7%
Generic
93%

Impax + CorePharma

2015 Estimated Revenues


Brand
20%-25%
Generic
75%-80%

IMPAX™ LABORATORIES, INC.

Acquisition Delivers in Primary Areas of Focus

Focus on Quality	• FDA approved and DEA licensed manufacturing facility • Successful implementation of a Quality Improvement Program
Maximize Dual Platform	• Lead Brand in a new therapeutic area • High value Generic product line with near term new launches
Optimize R&D	• Focus on late stage & life cycle management Brand projects • Significant near-term Generic opportunities • Opportunity for optimization of combined R&D portfolio
Business Development Acceleration	• Strategic M&A transaction intended to enhance Shareholder value • Balance sheet remains flexible for additional opportunities

Well Positioned for Growth

Targeting Sustainable Generic and Specialized Brand Markets

Established Core Competencies

Strong and Flexible Financial Profile

IMPAX™
LABORATORIES, INC.